EXHIBIT 99.2

Supplemental Investor Package
___________________________________________________
First Quarter 2012

Investor Contact:
Jennifer DiBerardino
Senior Vice President, Investor Relations and Treasurer
Tel:  973-948-1364
jennifer.diberardino@selective.com

Selective Insurance Group, Inc.
Selected Balance Sheet Data (unaudited)
($ in thousands, except per share amounts)

	March 31,				March 31,				December 31,
	2012				2011				2011
				Unrecognized/				Unrealized/				Unrecognized/
	Balance		Market	Unrealized	Balance		Market	Unrecognized	Balance		Market	Unrealized
	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)	Sheet		Value	Gain/(Loss)
Invested Assets:
Corporate bonds[1]	$2,072,573		2,086,423	85,230	$1,743,751		1,763,993	33,499	$1,967,498		1,981,909	73,085
Gov't\ Municipal bonds	1,629,130		1,659,819	101,166	1,846,872		1,865,194	71,228	1,642,223		1,673,508	108,694
Total bonds	3,701,703		3,746,242	186,396	3,590,623		3,629,187	104,727	3,609,721		3,655,417	181,779
Equities	152,986		152,986	22,773	77,138		77,138	9,034	157,355		157,355	13,529
Short-term investments	174,472		174,472	-	156,437		156,437	-	217,044		217,044	-
Other investments	125,140		125,140	(4,989)	136,148		136,148	(2,500)	128,301		128,301	(4,520)
Total invested assets	4,154,301		4,198,840	204,180	3,960,346		3,998,910	111,261	4,112,421		4,158,117	190,788

Invested assets per $ of stockholders' equity[2]	3.84				3.85				3.89

Total assets[2]	5,629,597				5,221,109				5,685,469

Liabilities:
Reserve for losses and loss expenses	3,035,773				2,864,889				3,144,924
Unearned premium reserve	937,909				833,823				906,991

Total liabilities	4,546,679				4,191,573				4,627,141

Stockholders' equity[2]	1,082,918				1,029,536				1,058,328

Total debt to capitalization ratio[2]	22.1%				20.3%				22.5%
Adjusted total debt to capitalization ratio 2,[3]	15.6%				13.3%				15.9%

Book value per share[2]	19.76				19.06				19.45

Book value per share excluding
unrealized gain or loss on bond portfolio[2]	18.08				18.26				17.82

NPW per insurance segment employee (excludes E&S)	807				760				791

Statutory premiums to surplus ratio	1.4	x			1.3	x			1.4	x

Statutory surplus	1,083,174				1,083,848				1,062,707

[1] Includes mortgage-backed and asset-backed securities.
[2] Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
[3] The adjusted debt to capitalization ratio reflects an estimated equity treatment of 90% applied to our $100 million Junior Subordinated Notes issued September 25, 2006 as applied by A.M. Best.

Selective Insurance Group, Inc.
Selected Income Statement Data (unaudited)
	March 2012	THREE MONTHS ENDED March 31,
	($ in thousands, except per share amounts)	2012		2011
			Per diluted share		Per diluted share
	Consolidated
	Revenue	$419,348		$403,456
	Operating income[1]	15,260	0.28	16,756	0.30
	Net realized gains, after tax	2,833	0.05	3,744	0.07
	Net income[1]	18,093	0.33	20,500	0.37
	Operating return on equity[1]	5.7%		6.5%

	Insurance Operations
	Gross premiums written	497,955		428,995
	Net premiums written	420,172		361,835
	Net premiums earned	378,829		351,343
Underwriting loss[1]	- before tax	(1,363)		(12,698)
	- after tax	(886)	(0.02)	(8,254)	(0.15)
	GAAP combined ratio[1]	100.4%		103.6%

	Commercial lines
	Net premiums earned	310,220		286,763
	GAAP combined ratio[1]	101.4%		102.2%
	Personal lines
	Net premiums earned	68,609		64,580
	GAAP combined ratio[1]	95.5%		110.1%

	Investments
Net investment income	- before tax	32,628		43,473
	- after tax	24,775	0.45	32,125	0.58
	Effective tax rate	24.1%		26.1%
	Annual after-tax yield on investment portfolio	2.4%		3.3%
	Annual after-tax, after-interest expense yield	2.1%		3.0%
	Invested assets per $ of stockholders' equity	3.84		3.85

	Other expenses (net of other income)
Interest expense	- before tax	(4,700)		(4,557)
	- after tax	(3,055)	(0.05)	(2,962)	(0.05)

	Other Expense - after tax	$(5,574)	(0.10)	$(4,153)	(0.08)

	Diluted weighted avg shares outstanding	55,605		55,054

1 Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."

Selective Insurance Group, Inc. and Consolidated Subsidiaries
GAAP Investment Income
(unaudited)
($ in thousands)

	Year to Date		%
	March	March	Increase
	2012	2011	(Decrease)
Investment Income:
Interest:
Fixed Maturity Securities	$31,350	33,123	(5)
Short-term	38	62	(39)
Other Investments:
Alternative Investments	2,295	11,641	(80)
Other	(295)	-	N/M
Dividends	1,237	317	290
Miscellaneous	39	25	56
	34,664	45,168	(23)

Investment Expense	2,036	1,695	20

Net Investment Income Before Tax	32,628	43,473	(25)

Tax	7,853	11,348	(31)

Net Investment Income After Tax	$24,775	32,125	(23)

Net Investment Income per Share	$0.45	0.58	(22)

Effective Tax Rate	24.1%	26.1%

Average Yields :

Fixed Maturity Securities:
Pre Tax	3.43%	3.71%
After Tax	2.59%	2.84%

Portfolio:
Pre Tax	3.16%	4.41%
After Tax	2.40%	3.26%

	Year to date:
	March	March
Net Realized Gains(Losses)	2012	2011
Fixed Maturities	184	(443)
Equity Securities	4,176	6,203
Short-term Investments	(2)	-

Total	4,358	5,760
Net of Tax	2,833	3,744

As of March 31, 2012 new money rates for fixed maturity securities were 2.51% on a pre-tax basis and 1.86% on an after-tax basis.

Selective Insurance Group, Inc.
2012 Statutory Results by Line of Business
March 2012 YTD (unaudited)
($ in thousands)

	Net		Net				Underwriting	Dividends to	Combined	Combined
	Premiums	Percent	Premiums	Percent	Loss	LAE	Expense	Policyholders	Ratio	Ratio	Underwriting
	Written	Change	Earned	Change	Ratio	Ratio	Ratio	Ratio	2012	2011	Gain/(Loss)
Personal Lines:

Homeowners	$25,208	13.6%	$27,958	13.9%	45.4%	12.2%	34.3%	0.0%	91.9%	112.0%	$3,212
Auto	37,275	2.4%	37,456	1.3%	67.5%	12.1%	30.2%	0.0%	109.8%	118.8%	(3,625)
Other (including flood)	3,063	5.3%	3,195	4.3%	50.2%	4.2%	(46.3)%	0.0%	8.1%	19.5%	2,874
Total	$65,546	6.6%	$68,609	6.2%	57.6%	11.8%	28.3%	0.0%	97.7%	111.5%	$2,462

Commercial Lines:

Commerical property	$53,027	9.7%	$49,371	2.4%	40.3%	6.2%	37.5%	(0.1)%	83.9%	86.8%	$6,580
Workers compensation	73,188	8.0%	65,811	5.3%	68.2%	16.2%	24.7%	1.8%	110.9%	122.8%	(8,991)
General liability	100,628	13.4%	90,143	9.2%	50.9%	17.4%	31.9%	0.0%	100.2%	100.3%	(3,530)
Auto	75,838	5.7%	70,484	1.2%	58.0%	8.4%	30.5%	(0.3)%	96.6%	92.3%	723
Business owners policies	18,231	10.7%	16,857	2.3%	43.7%	14.1%	41.6%	0.0%	99.4%	112.0%	(465)
Bonds	4,644	2.7%	4,663	(2.2)%	17.5%	7.8%	62.8%	0.0%	88.1%	73.2%	568
Other	29,069	959.0%	12,891	404.5%	40.6%	17.3%	42.8%	0.0%	100.7%	47.1%	(7,017)
Total	$354,626	18.1%	$310,220	8.2%	53.1%	13.0%	32.8%	0.3%	99.2%	100.6%	$(12,133)

Grand Total	$420,172	16.1%	$378,829	7.8%	54.0%	12.7%	32.2%	0.2%	99.1%	102.6%	$(9,671)

Note: Some amounts may not foot due to rounding.

		2012	2011
	Losses Paid	$206,893	$188,841
	LAE Paid	43,536	38,014
	Total Paid	$250,429	$226,855

SELECTIVE INSURANCE GROUP, INC.	Unaudited
CONSOLIDATED BALANCE SHEETS	March 31,	December 31,
($ in thousands, except share amounts)	2012	2011
ASSETS
Investments:
Fixed maturity securities, held-to-maturity – at carrying value
(fair value: $711,731 – 2012; $758,043 – 2011)	$667,192	712,348
Fixed maturity securities, available-for-sale – at fair value
(amortized cost: $2,897,522 – 2012; $2,766,856 – 2011)	3,034,511	2,897,373
Equity securities, available-for-sale – at fair value
(cost of: $130,213 – 2012; $143,826 – 2011)	152,986	157,355
Short-term investments (at cost which approximates fair value)	174,472	217,044
Other investments	125,140	128,301
Total investments	4,154,301	4,112,421
Cash	261	762
Interest and dividends due or accrued	35,369	35,842
Premiums receivable, net of allowance for uncollectible
accounts of: $3,730 – 2012; $3,768 – 2011	491,401	466,294
Reinsurance recoverables, net	446,393	561,855
Prepaid reinsurance premiums	137,262	147,686
Current federal income tax	-	731
Deferred federal income tax	116,417	120,094
Property and equipment – at cost, net of accumulated
depreciation and amortization of: $162,559 – 2012; $160,294 – 2011	43,918	43,947
Deferred policy acquisition costs	144,331	135,761
Goodwill	7,849	7,849
Other assets	52,095	52,227
Total assets	$5,629,597	5,685,469

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserve for losses and loss expenses	$3,035,773	3,144,924
Unearned premiums	937,909	906,991
Notes payable	307,366	307,360
Current federal income tax	5,576	-
Accrued salaries and benefits	113,941	119,297
Other liabilities	146,114	148,569
Total liabilities	$4,546,679	4,627,141

Stockholders’ Equity:
Preferred stock of $0 par value per share:
Authorized shares 5,000,000; no shares issued or outstanding	$-	-
Common stock of $2 par value per share
Authorized shares 360,000,000
Issued: 97,809,949 – 2012; 97,246,711 – 2011	195,620	194,494
Additional paid-in capital	262,336	257,370
Retained earnings	1,127,142	1,116,319
Accumulated other comprehensive income	52,984	42,294
Treasury stock – at cost (shares: 43,004,815 – 2012; 42,836,201 – 2011)	(555,164)	(552,149)
Total stockholders’ equity	1,082,918	1,058,328
Commitments and contingencies
Total liabilities and stockholders’ equity	$5,629,597	5,685,469

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME	Quarter ended
	March 31,
($ in thousands, except per share amounts)	2012	2011
Revenues:
Net premiums earned	$378,829	351,343
Net investment income earned	32,628	43,473
Net realized gains (losses):
Net realized investment gains	4,779	6,390
Other-than-temporary impairments	(257)	(532)
Other-than-temporary impairments on fixed maturity securities
recognized in other comprehensive income	(164)	(98)
Total net realized gains	4,358	5,760
Other income	3,533	2,880
Total revenues	419,348	403,456

Expenses:
Losses and loss expenses incurred	252,906	249,206
Policy acquisition costs	127,958	115,044
Interest expense	4,700	4,557
Other expenses	10,593	8,491
Total expenses	396,157	377,298

Income before federal income tax	23,191	26,158

Federal income tax expense (benefit):
Current	7,178	4,276
Deferred	(2,080)	1,382
Total federal income tax expense	5,098	5,658

Net income	$18,093	20,500

Earnings per share:
Basic net income	$0.33	0.38

Diluted net income	$0.33	0.37

Dividends to stockholders	$0.13	0.13

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
COMPREHENSIVE INCOME
	Quarter ended March 31,
($ in thousands)	2012	2011

Net income	$18,093	20,500

Other comprehensive income (loss), net of tax:

Unrealized gains (losses) on investment securities:
Unrealized holding gains (losses) arising during period	12,873	(606)

Non-credit portion of other-than-temporary impairments
recognized in other comprehensive income	238	117

Amortization of net unrealized gains on held-to-maturity securities	(516)	(764)

Less: reclassification adjustment for gains included in net income	(2,833)	(3,737)

Total unrealized gains (losses) on investment securities	9,762	(4,990)

Defined benefit pension plans:
Amortization of net actuarial loss included in net income	903	718

Amortization of prior service cost included in net income	25	24

Total defined benefit pension plans	928	742

Other comprehensive income (loss)	10,690	(4,248)

Comprehensive income	$28,783	16,252

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF
STOCKHOLDERS’ EQUITY
	Quarter ended March 31,
($ in thousands)	2012	2011
Common stock:
Beginning of year	$194,494	192,725
Dividend reinvestment plan
(shares: 22,916 – 2012; 22,697 – 2011)	46	46
Stock purchase and compensation plans
(shares: 540,322 – 2012; 453,409 – 2011)	1,080	907
End of period	195,620	193,678

Additional paid-in capital:
Beginning of year	257,370	244,613
Dividend reinvestment plan	358	360
Stock purchase and compensation plans	4,608	3,602
End of period	262,336	248,575

Retained earnings:
Beginning of year, as previously reported		1,176,155
Add: Adjustment for the cumulative effect on prior years of applying
retroactively the new method of accounting for deferred policy acquisition costs		(53,068)
Balance at beginning of year, as adjusted	1,116,319	1,123,087
Net income	18,093	20,500
Dividends to stockholders ($0.13 per share – 2012 and 2011)	(7,270)	(7,176)
End of period	1,127,142	1,136,411

Accumulated other comprehensive income:
Beginning of year	42,294	7,024
Other comprehensive income (loss)	10,690	(4,248)
End of period	52,984	2,776

Treasury stock:
Beginning of year	(552,149)	(549,408)
Acquisition of treasury stock
(shares: 168,614 – 2012; 135,095 – 2011)	(3,015)	(2,496)
End of period	(555,164)	(551,904)
Total stockholders’ equity	$1,082,918	1,029,536

SELECTIVE INSURANCE GROUP, INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOW	Quarter ended
	March 31,
($ in thousands)	2012	2011
Operating Activities
Net income	$18,093	20,500

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,748	8,001
Stock-based compensation expense	3,329	3,135
Undistributed losses (income) of equity method investments	764	(2,482)
Net realized gains	(4,358)	(5,760)

Changes in assets and liabilities:
Increase in reserves for losses and loss expenses, net of reinsurance recoverables	6,311	22,196
Increase in unearned premiums, net of prepaid reinsurance and advance premiums	41,769	11,297
Decrease in net federal income taxes	4,227	5,663
Increase in premiums receivable	(25,107)	(15,958)
(Increase) decrease in deferred policy acquisition costs	(8,570)	996
Decrease in interest and dividends due or accrued	1,108	355
Decrease in accrued salaries and benefits	(5,356)	(4,976)
Decrease in accrued insurance expenses	(13,476)	(17,082)
Other-net	7,373	2,105
Net adjustments	17,762	7,490
Net cash provided by operating activities	35,855	27,990

Investing Activities
Purchase of fixed maturity securities, available-for-sale	(226,525)	(114,320)
Purchase of equity securities, available-for-sale	(39,724)	(59,780)
Purchase of other investments	(2,990)	(5,008)
Purchase of short-term investments	(368,210)	(316,769)
Purchase of subsidiary	255	-
Sale of subsidiary	287	415
Sale of fixed maturity securities, available-for-sale	14,308	14,907
Sale of short-term investments	410,780	321,487
Redemption and maturities of fixed maturity securities, held-to-maturity	38,879	38,483
Redemption and maturities of fixed maturity securities, available-for-sale	84,124	19,771
Sale of equity securities, available-for-sale	57,513	56,836
Distributions from other investments	5,299	9,122
Sale of other investments	-	16,357
Purchase of property and equipment	(2,263)	(1,366)
Net cash used in investing activities	(28,267)	(19,865)

Financing Activities
Dividends to stockholders	(6,713)	(6,605)
Acquisition of treasury stock	(3,015)	(2,496)
Net proceeds from stock purchase and compensation plans	769	1,008
Excess tax benefits from share-based payment arrangements	870	(181)
Net cash used in financing activities	(8,089)	(8,274)
Net decrease in cash	(501)	(149)
Cash, beginning of year	762	645
Cash, end of period	$261	496

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Balance Sheets
($ in thousands)

	Mar-31	Dec-31 *
	2012	2011

ASSETS
Bonds	$3,534,562	3,452,204
Common stocks	152,986	157,355
Affiliated mortgage loan	37,962	38,131
Other investments	191,227	197,409
Short-term investments	137,871	183,070
Total investments	4,054,608	4,028,169

Cash on hand and in banks	(33,319)	(20,701)
Interest and dividends due and accrued	35,381	35,880
Premiums receivable	490,119	461,482
Reinsurance recoverable on paid losses and expenses	8,565	12,365
Deferred tax recoverable	143,453	137,659
EDP equipment	1,711	1,804
Equities and deposits in pools and associations	6,520	4,837
Receivable for sold securities	21	644
Other assets	28,006	27,964
Total assets	$4,735,065	4,690,103

LIABILITIES
Reserve for losses	$2,170,597	2,173,028
Reinsurance payable on paid loss and loss expense	1,260	1,285
Reserve for loss expenses	423,330	418,542
Unearned premiums	800,647	759,304
Reserve for commissions payable	34,182	44,488
Ceded balances payable	15,569	21,871
Federal income tax payable	21,770	12,176
Premium and other taxes payable	20,419	23,588
Borrowed money	58,044	58,043
Reserve for dividends to policyholders	3,486	3,470
Reserves for unauthorized reinsurance	1,785	1,785
Funds withheld on account of others	5,927	6,538
Accrued salaries and benefits	75,336	80,601
Other liabilities	19,539	22,677
Total liabilities	3,651,891	3,627,396

POLICYHOLDERS' SURPLUS
Capital	32,325	32,325
Aggregate write-ins for special surplus funds	-	44,296
Paid in surplus	307,022	307,022
Unassigned surplus	743,827	679,064
Total policyholders' surplus	1,083,174	1,062,707
Total liabilities and policyholders' surplus	$4,735,065	4,690,103

* Includes the December 31, 2011 acquisition of Montpelier U.S. Insurance Company (now known as Mesa Underwriters Specialty Insurance Company).  Combined statutory filings for  2011 do not reflect the acquisition as this Company was not included in our intercompany pooling until January 1, 2012.

Selective Insurance Group, Inc.
Combined Insurance Company Subsidiaries
Unaudited Statutory Statements Of Income
($ in thousands)

	Three Months Ended
	March

UNDERWRITING	2012		2011

Net premiums written	$420,172		361,835

Net premiums earned	378,829		351,343

Net losses paid	206,893		188,841
Change in reserve for losses	(2,430)		21,335
Net losses incurred	204,463	54.0%	210,176	59.8%
Net loss expenses paid	43,536		38,014
Change in reserve for loss expenses	4,788		1,092
Net loss expenses incurred	48,324	12.7%	39,106	11.1%
Net underwriting expenses incurred	136,519	32.6%	114,809	31.7%
Total deductions	389,306		364,091
Statutory underwriting loss	(10,477)		(12,748)

Net loss from premium balances charged off	(1,241)		(1,358)
Finance charges and other income	2,961		2,859
Total other income	1,720	-0.4%	1,501	-0.4%
Policyholders' dividends incurred	(914)	0.2%	(1,286)	0.4%
Total underwriting loss	(9,671)	99.1%	(12,533)	102.6%

INVESTMENT
Net investment income earned	33,479		41,258
Net realized gain	4,358		5,760
Total income before income tax	28,166		34,485
Federal income tax expense	9,593		9,270

Net income	$18,573		25,215

Policyholders' Surplus
Surplus, beginning of period	$1,062,707		1,073,025

Net income	18,573		25,215
Change in deferred taxes	2,086		447
Change in unrealized gains	4,958		51
Dividends to stockholders	(15,765)		(14,506)
Change in cum. effect of acctg principle	44,296		-
Change in non-admitted assets	10,559		2,784
Change in additional admitted deferred taxes	(44,296)		(3,168)
Surplus adjustments	56		-

Net change in surplus for period	20,467		10,823

Surplus, end of period	$1,083,174		1,083,848

Statutory underwriting loss	$(9,671)		(12,533)

Adjustments under GAAP:
Deferred policy acquisition costs[1]	8,570		(996)
Pension costs	70		903
Other, net	(332)		(72)
GAAP underwriting loss	$(1,363)		(12,698)

1 Prior year results have been restated to reflect the adoption of ASU 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts."
Note:  Some amounts or ratios may not foot due to rounding.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Alternative Investments
as of March 31, 2012
(unaudited)

	Inception	Original	Remaining	Current	YTD	DPI(1)	TVPI(2)
Fund	Year	Commitment	Commitment	Market Value	Income	Ratio	Ratio
Real Estate
Silverpeak RE II	2005	20,000,000	2,409,941	9,599,050	51,228	0.49	0.96
Silverpeak RE III	2008	15,000,000	8,095,585	3,225,766	(151,616)	0.02	0.49
Total - Real Estate		35,000,000	10,505,526	12,824,816	(100,388)	0.38	0.84
Mezzanine Financing
Neovara Euro Mezz	2004	9,000,000	-	973,174	(99,119)	0.95	1.02
GS Mezz V	2007	25,000,000	15,255,707	8,193,985	449,623	0.60	1.20
Total - Mezz. Financing		34,000,000	15,255,707	9,167,159	350,504	0.77	1.11
Distressed Debt
Varde VIII	2006	10,000,000	-	6,464,522	(2,012)	0.47	1.12
GS Distressed Opp III	2007	15,000,000	3,074,247	8,616,443	(368,513)	0.30	0.96
Total - Distressed Debt		25,000,000	3,074,247	15,080,965	(370,525)	0.37	1.03
Private Equity
Prospector	1997	5,000,000	-	410,898	(223)	2.79	2.88
Trilantic Capital Partners III	2004	10,000,000	1,215,319	3,935,305	123,539	1.29	1.71
NB Co-Invest	2006	15,000,000	1,818,701	10,009,566	567,442	0.55	1.26
Trilantic Capital Partners IV	2007	11,098,351	1,354,691	8,819,402	424,765	0.37	1.23
Total - Private Equity		41,098,351	4,388,711	23,175,171	1,115,523	0.97	1.57
Private Equity, Secondary Market
NB SOF	2005	12,000,000	899,494	6,549,726	90,433	0.66	1.25
GS Vintage IV	2007	20,000,000	4,708,983	14,508,415	(257,500)	0.41	1.19
NB SOF II	2008	12,000,000	2,981,636	8,703,071	190,100	0.38	1.32
Total - Pvt. Eq. Sec. Mkt.		44,000,000	8,590,113	29,761,213	23,033	0.47	1.24
Energy/Power Generation
ArcLight I	2002	15,000,000	1,655,505	152,319	(34,880)	1.80	1.81
ArcLight II	2003	15,000,000	2,295,492	2,767,518	(205,265)	1.23	1.37
ArcLight III	2006	15,000,000	2,037,794	8,532,737	55,237	0.71	1.25
Quintana Energy	2006	10,000,000	1,714,174	7,977,770	1,023,094	0.23	1.19
ArcLight IV	2007	10,000,000	2,717,373	4,718,699	254,610	0.86	1.34
Total - Energy/Power Generation		65,000,000	10,420,338	24,149,043	1,092,796	1.07	1.42
Venture Capital
Venture V	2001	10,000,000	800,000	7,326,758	183,740	0.32	1.12
Total - Venture Capital		10,000,000	800,000	7,326,758	183,740	0.32	1.12
TOTAL - ALTERNATIVE INVESTMENTS		$254,098,351	53,034,641	121,485,124	2,294,683	0.74	1.26
(1) Distributed to paid in ratio
(2) Total value to paid in ratio
Note: Some amounts may not foot due to rounding

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Municipal Bond Portfolio
State and Repayment Source Composition
March 31, 2012
($  in thousands)
(unaudited)

Exposure = 48% Held-to-Maturity; 52% Available-for-Sale

Repayment Source Composition by State
Market Values
State	Revenue	% of State	General Obligation (GO)-Local	% of State	General Obligation (GO)-State	% of State	TX -Permanent School Fund (PSF)	% of State	Total	% of Total
TX	54,479	54%	44,538	45%	1,100	1%	-	0%	100,117	8%
TX-PSF	-	0%	-	0%	-	0%	40,738	100%	40,738	3%
NY	81,008	100%	-	0%	-	0%	-	0%	81,008	6%
WA	28,890	36%	49,461	62%	1,983	2%	-	0%	80,334	6%
AZ	65,459	90%	7,003	10%	-	0%	-	0%	72,462	6%
FL	52,938	94%	-	0%	3,545	6%	-	0%	56,483	4%
OH	29,865	59%	13,489	27%	7,196	14%	-	0%	50,550	4%
CO	17,239	35%	30,456	61%	1,795	4%	-	0%	49,490	4%
IL	28,259	58%	20,460	42%	-	0%	-	0%	48,719	4%
NC	23,977	58%	13,603	33%	3,705	9%	-	0%	41,285	3%
MO	21,026	55%	17,010	45%	-	0%	-	0%	38,036	3%
Pre-refunded	49,964	58%	20,884	24%	12,295	14%	3,629	4%	86,772	7%
Other	327,297	61%	108,835	20%	99,240	19%	-	0%	535,372	42%
Grand Total	780,401	61%	325,739	25%	130,859	10%	44,367	4%	1,281,366	100%

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Available-for-Sale Fixed Maturity Securities
March 31, 2012
($ in millions)
(unaudited)

	Fair Value	Unrealized Gain (Loss)	Average Credit Quality
AFS Fixed Maturity Portfolio:
U.S. government obligations[1]	$335.2	18.7	AA+
Foreign government obligations	37.8	0.9	AA
State and municipal obligations	669.1	40.1	AA
Corporate securities	1,294.9	58.0	A
Mortgage-backed securities ("MBS")	602.8	17.9	AA
Asset-backed securities ("ABS")	94.7	1.4	AAA
Total AFS fixed maturity portfolio	$3,034.5	137.0	AA-

State and Municipal Obligations:
Government obligations	$304.2	20.0	AA+
Special revenue obligations	364.9	20.1	AA
Total state and municipal obligations	$669.1	40.1	AA

Corporate Securities:
Financial	$420.6	12.9	A
Industrials	86.3	6.8	A-
Utilities	82.5	3.8	BBB+
Consumer discretion	113.0	5.6	A-
Consumer staples	141.8	7.3	A
Healthcare	153.0	8.6	AA-
Materials	69.4	3.3	A-
Energy	82.7	3.6	A-
Information technology	80.0	2.8	A
Telecommunications services	54.3	2.0	BBB+
Other	11.3	1.3	AA+
Total corporate securities	$1,294.9	58.0	A

MBS:
Government Guaranteed Agency commercial mortgage-backed securities ("CMBS")	$68.4	3.4	AA+
Non-agency CMBS	43.7	(1.3)	A
Government Guaranteed Agency residential mortgage-backed securities ("RMBS")	102.8	4.8	AA+
Other Agency RMBS	340.1	10.6	AA+
Non-agency RMBS	40.7	0.3	BBB+
Alternative-A ("Alt-A") RMBS	7.1	0.1	AA+
Total MBS	$602.8	17.9	AA

ABS:
ABS	$93.4	1.4	AAA
Alt-A ABS[3]	0.6	-	D
Sub-prime ABS[2,3]	0.7	-	D
Total ABS	$94.7	1.4	AAA

[1] U.S. Government includes coporate securities fully guaranteed by the FDIC.
[2] We define sub-prime exposure as exposure to direct and indirect investments in non-agency residential mortgages with average FICO® scores below 650.
[3] Alt-A ABS and sub-prime ABS each consist of one security that is currently expected by rating agencies to default on its obligations.

Selective Insurance Group, Inc. and Consolidated Subsidiaries
Credit Quality of Held-to-Maturity Securities
March 31, 2012
($ in millions)
(unaudited)

	Fair Value	Carry Value	Unrecognized Holding Gain (Loss)	Unrealized Gain (Loss) in Accumulated Other Comprehensive Income	Total Unrealized Unrecognized Gain (Loss)	Average Credit Quality
HTM Fixed Maturity Portfolio:
Foreign government obligations	$5.5	5.6	(0.1)	0.3	0.2	AA+
State and municipal obligations	612.3	581.5	30.8	10.5	41.3	AA
Corporate securities	69.0	62.8	6.2	(1.8)	4.4	A
MBS	17.0	10.8	6.2	(2.7)	3.5	AA-
ABS	7.9	6.5	1.4	(1.4)	-	A
Total HTM fixed maturity portfolio	$711.7	667.2	44.5	4.9	49.4	AA

State and Municipal Obligations:
Government obligations	$196.7	187.6	9.1	5.5	14.6	AA
Special revenue obligations	415.6	393.9	21.7	5.0	26.7	AA
Total state and municipal obligations	$612.3	581.5	30.8	10.5	41.3	AA

Corporate Securities:
Financial	$20.7	18.7	2.0	(1.3)	0.7	A-
Industrials	20.0	17.8	2.2	(0.5)	1.7	A
Utilities	15.3	13.7	1.6	(0.1)	1.5	A
Consumer discretion	5.8	5.6	0.2	0.1	0.3	AA-
Consumer staples	5.1	5.0	0.1	-	0.1	A
Materials	2.1	2.0	0.1	-	0.1	BBB
Total corporate securities	$69.0	62.8	6.2	(1.8)	4.4	A

MBS:
Non-agency CMBS	17.0	10.8	6.2	(2.7)	3.5	AA-
Total MBS	$17.0	10.8	6.2	(2.7)	3.5	AA-

ABS:
ABS	$5.6	4.9	0.7	(0.5)	0.2	BBB+
Alt-A ABS	2.3	1.6	0.7	(0.9)	(0.2)	AAA
Total ABS	$7.9	6.5	1.4	(1.4)	-	A